UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008

CHILCO RIVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-50911 (Commission File Number)	98-0419129 (IRS Employer Identification No.)

355 Lemon Ave., Suite C
Walnut, CA 91789
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (909) 869-7933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a)	Resignation of Registrant’s Certifying Accountant

Effective January 28, 2008, Mantyla McReynolds LLC (“Mantyla McReynolds”) resigned as the Company’s certifying independent accountant engaged to audit its financial statements. Mantyla McReynolds was engaged as auditors to the Company for the year ended December 31, 2006.

Mantyla McReynolds’ report on the Company’s financial statements for the fiscal year ended December 31, 2006 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

 Prior to their resignation, there were no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mantyla McReynolds would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(iv) of Regulation S-B.

The Company provided Mantyla McReynolds with a copy of this Current Report on Form 8-K on January 28, 2008 and requested Mantyla McReynolds to furnish the Company with a copy of a letter addressed to the SEC (the “SEC Letter”) stating whether they agree with the statements made above by the Company regarding Mantyla McReynolds. The SEC letter is attached as Exhibit 16 to this Form 8-K.

(b)	Appointment of Registrant’s New Certifying Accountant

Effective January 28, 2008, Chang G. Park, CPA (“Chang Park”), whose address is 371 E Street, Chula Vista, California 91910-2615, was engaged to serve as the Company’s new certifying accountant to audit the Company’s financial statements.

Prior to engaging Chang Park, the Company had not consulted Chang Park regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Chang Park regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The engagement of Chang Park as the Company’s new certifying independent accountant was approved by the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

16	Letter from Mantyla McReynolds LLC, dated January 28, 2008.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHILCO RIVER HOLDINGS, INC. (Registrant)

Date: January 28, 2008	By:	/s/ Tom Liu
Tom Liu Chief Executive Officer